RBC FUNDS TRUST

U.S. Government Money Market Fund

Access Capital Community Investment Fund

RBC Impact Bond Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 19, 2021 to the prospectuses (the “Prospectuses”) and statements of additional information (the “SAIs”) dated July 29, 2020, January 18, 2021 and April 12, 2021, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

On July 19, 2021, RBC Global Asset Management announced that it will be aligning the operations of RBC Global Asset Management (U.S.) Inc. (“RBC GAM-U.S.”), the investment adviser to the Funds, and certain of its asset management affiliates. It is proposed that RBC GAM-U.S. and BlueBay Asset Management USA LLC (“BlueBay-U.S.”) will combine their respective U.S. fixed income teams into a single multi-disciplinary team, and consolidate the businesses’ U.S. legal entity structure, with BlueBay-U.S. merging with and into RBC GAM-U.S. In connection with this integration, RBC GAM-U.S. also intends to utilize services of its affiliate BlueBay Asset Management LLP, a SEC-registered investment adviser based in London, U.K.

In anticipation of this integration, the Board of Trustees (the “Board”) of RBC Funds Trust has approved a new investment advisory agreement between the Funds and RBC GAM-U.S. (the “New Agreement”), subject to shareholder approval. The New Agreement involves no increase in the fees payable by, or reductions in services rendered to, any of the Funds.

Information regarding the New Agreement and other matters will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE